Exhibit 99.1

Myseum Announces Gold Sponsorship of The Photo Managers 2026 Boston Conference, Launches North American User Acquisition Campaign

Picture Party by Museum featured as ‘Trusted Parter’ for private photo sharing

NEW BRUNSWICK, N.J., January 28, 2026 (GLOBE NEWSWIRE) -- Myseum, Inc. (Nasdaq: MYSE) ("Myseum" or the "Company"), a privacy-first social media and technology innovator, today announced its Gold Sponsorship of The Photo Managers (“TPM”) conference being held April 9-10, 2026. As the Official and Trusted Photo-sharing Sponsor, Picture Party by Myseum (“Picture Party”) will be featured as the endorsed photo-sharing platform for TPM’s 700+ professional community, before, during, and after the conference. The sponsorship includes a year-long program that includes webinars, email promotions, social media posts, features in TPM’s weekly newsletter to members, advocacy, community driven education and distribution.

Additionally, the Company announced that it has commenced its North American advertising campaign to acquire new Picture Party users. Advertisements will appear across social media and in app stores.

“This partnership with TPM and the launch of our ‘Picture Party’ user acquisition campaign are important milestones as we enter the Company’s growth stage. Once a ‘Picture Party’ is created, the first step is inviting others to the party, which lends itself to natural viral growth,” said Darin Myman, Chief Executive Officer of Myseum. “Soon, we will be adding new features for businesses, organizations, teams, individuals, events and weddings that will not only make it easier, more fun and private to share, but will also start generating revenue for Myseum.”

Since 2011, The Photo Managers has been bringing together professional photo organizers while setting the industry standard. With over 700 members worldwide ranging from part-timers to those enjoying a second-act career to six and seven-figure businesses, The Photo Managers offers courses for hobbyists, a certification program for professional photo managers, and assistance to companies in creating backups and workflows for their images. Discover more at: thephotomanagers.com.

About Picture Party by Myseum

Picture Party by Myseum introduces a new way to make sharing photos and videos easier, a lot more fun, and private. Picture party is much more than a shared album; it’s a complete personal and private social network with a live feed that updates instantly as all your guests’ posts. You can share a post with dozens of pictures, comment and react. It even organizes your photos in an album, or you can relive the Picture Party with all the comments and posts as they happened. Unlike group chats that are unorganized, no matter when you join the Picture Party, you can see everything from the beginning. Picture Party makes it easier and more fun to share with the people right next to you, or anywhere in the world.

Picture Party solves everyday sharing frustrations by eliminating the common headaches of modern photo sharing:

●	No more passing around your phone for others to view your photos and videos.

●	No more crowds gathering over your shoulder to see a clip.

●	No more debating whether to text, drop, email, or tag group photos.

●	No more struggling with social media privacy, data exposure, or AI training risks.

Whether you’re at a family gathering, wedding, sporting event, vacation, concert, school function, or business meeting, everyone becomes a photographer, and no moment is missed. Instantly share group shots without ever chasing people for their copies again.

How it works:

Picture Party lets users instantly create private, encrypted spaces — called Picture Parties — to share photos and videos in curated, personal feeds.

Users can:

●	Create unlimited Picture Parties.

●	Invite anyone via text, QR code, or in-app invite.

●	Launch a Picture Party (a timed or ongoing shared event) in under a minute.

●	Add titles, comments, and reactions to posts.

●	Maintain complete control over privacy, interaction settings, and who can view or contribute.

Privacy:

The only people that can see your pictures are the ones who you invited to the picture party. All your media and texts are private and encrypted. You decide if pictures can be saved by your guests or who can invite people to the party.

The technology underpinning Picture Party by Myseum is supported by a newly allowed U.S. patent. The patent covers the core personal and private social networking architecture behind Picture Party and represents a significant milestone in Myseum’s intellectual property strategy. The Company believes the new IP is foundational to a new category of private social interaction and a key driver of long-term platform value.

About Myseum, Inc.

Myseum, Inc. (formerly DatChat Inc.) is a privacy and social media technology company focused on innovative and creative user platforms. Its flagship platform is picture Party by Myseum, a next-gen social sharing platform that makes it easier to share your photos and videos both today, and for generations to come. Myseum's innovative social media platform brings a fresh and needed approach to digital media and content management, allowing users to create a digital legacy that makes it easier to share both today, and with future generations. The platform is backed by both patented technology and proprietary software.

The Company also operates the DatChat Messenger & Private Social Network, which presents technology that allows users to change how long their messages can be viewed before or after users send them, prevents screenshots, and hides encrypted photos in plain sight on camera rolls. The patented technology offers users a traditional texting experience while providing control and security for their messages. With the DatChat Messenger, a user can decide how long their messages last on a recipient's device while feeling secure that at any time, and delete individual messages or entire message threads, making it like the conversation never happened. Visit Myseum.com and datchat.com/investors/management for more information.

Notice Regarding Forward-Looking Statements

The information contained herein includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as "may," "will," "should," "would," "expect," "plan," "believe," "intend," "look forward," and other similar expressions among others. These statements relate to future events or to the Company's future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company's control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to the Company's operations, results of operations, growth strategy and liquidity. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC's website at https://www.sec.gov. Except as may be required by applicable law, The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact
ir@datchats.com
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